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NEWS RELEASE

Number: 2006-27

INTELSAT COMPLETES ACQUISITION OF PANAMSAT

MERGER CREATES WORLD'S LARGEST COMMERCIAL FIXED SATELLITE SERVICES PROVIDER, BRINGING THE NEW INTELSAT CLOSER, BY FAR, TO MEETING CUSTOMER NEEDS WITH UNRIVALED SATELLITE AND TERRESTRIAL RESOURCES AND EXPANDED DELIVERY OF VALUE-ADDED SERVICES.

PEMBROKE, BERMUDA, JULY 3, 2006

Intelsat, Ltd. today announced the completion of its merger with PanAmSat Holding Corporation. With the addition of PanAmSat's video market expertise, advanced satellite fleet and blue-chip media customer base to Intelsat's portfolio, the new Intelsat is now the largest provider of fixed satellite services (FSS) worldwide to each of the media, network services/telecom and government customer sectors.

Intelsat acquired all of the outstanding common shares of PanAmSat for approximately $3.2 billion. Pursuant to the merger, each outstanding share of common stock of PanAmSat was converted into the right to receive $25.00, plus approximately $0.00927 as the pro rata quarterly dividend, per share in cash without interest. In addition and as a result of the merger, PanAmSat is now a wholly-owned subsidiary of Intelsat, and the common stock of PanAmSat has been delisted from the New York Stock Exchange. The total value of the transaction, including PanAmSat debt that was refinanced or remained outstanding, is approximately $6.4 billion. For the twelve-month period ending March 31, 2006, pro forma revenues for the combined company total more than $2.0 billion and adjusted EBITDA for Intelsat (Bermuda), Ltd. on a pro forma combined basis was $1.6 billion. At March 31, 2006, pro forma combined revenue backlog, which is based on long-term customer commitments of up to 15 years, was approximately $8.3 billion.

OPERATIONAL STRENGTH

Using optimized capacity on a combined fleet of 51 satellites and a large, complementary terrestrial infrastructure including eight owned teleports, fiber connectivity and over 50 points of presence in almost 40 cities, the new
Intelsat:

     o Carries one out of every four television channels transmitted over fixed satellites;

     o    Supports 27 DTH platforms worldwide;

     o Operates 16 satellites that are part of video neighborhoods around the world;

     o Is the number one provider of transponders for video programming worldwide;

     o Carries more high definition (HD) programming than any other FSS carrier;

     o Is the largest provider of commercial satellite services to the government sector;

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     o    Is the leading provider of services to enterprise, Internet and mobile network operators; and

     o Provides communications services to 99 percent of the world's populated regions.

"The combined assets of our company provide the highest level of service and network reliability to existing customers, while opening doors to new business opportunities in key communications growth markets such as HD, IPTV and applications resulting from the convergence of video, voice, data and mobility," said David McGlade, Chief Executive Officer of Intelsat. "This merger creates a strong, next-generation, global communications leader with an unrivaled ability to provide the competitive and sophisticated services consumers and businesses need by leveraging unparalleled satellite, terrestrial and technical expertise."

McGlade added, "We have chosen the corporate theme 'Closer, by Far' to articulate our vision for the new Intelsat and its relationship with its customers. It is our mission to bring customers closer to achieving their business potential and closer to the people and businesses they serve."

INTEGRATION PROCESS UNDERWAY

The integration process already underway will ensure a smooth and seamless transition for Intelsat's customers. Intelsat intends to adopt a "one company" operating philosophy and expects to fully integrate PanAmSat's assets and operations. Since the merger was announced in August 2005, the companies have conducted disciplined integration planning in order to drive the benefits of greater scale and complementary service offerings to customers and to deliver strong operational synergies to the company's stakeholders. By making key functional and systems decisions ahead of time, Intelsat is positioned for an accelerated start now that the transaction has closed.

David McGlade will continue to serve as Chief Executive Officer and a Director of Intelsat, Ltd. The executive team of the company also includes James Frownfelter, formerly the President and COO of PanAmSat, as Chief Operating Officer, Phillip Spector, Executive Vice President and General Counsel, and Jeffrey Freimark, Executive Vice President and Chief Financial Officer. Joseph Wright, formerly Chief Executive Officer of PanAmSat, has been appointed Chairman of the Board.

INTELSAT ANNOUNCES EXPIRATION OF PANAMSAT TENDER OFFER

Intelsat, Ltd. also announced today that PanAmSat announced that it has completed its previously announced offer to purchase and consent solicitation with respect to its 10 3/8% senior discount notes due 2014. The offer to purchase expired at 9:00 a.m. New York City time, on July 3, 2006. As of
9:00 a.m. New York City time, on July 3, 2006, PanAmSat had accepted for tender $414.53 million in aggregate principal amount at maturity of the discount notes, representing 99.65% of the

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outstanding principal amount at maturity of the discount notes. PanAmSat has accepted for payment all the discount notes validly tendered on or prior to July 3, 2006.

Intelsat will continue to be domiciled in Pembroke, Bermuda and maintain its U.S. headquarters in Washington, D.C. More information on the merger is available at WWW.INTELSAT.COM.

ABOUT THE NEW INTELSAT

Intelsat is the largest provider of fixed satellite services (FSS) worldwide and is the leading provider of these services to each of the media, network services/telecom and government customer sectors, enabling people and businesses everywhere constant access to information and entertainment. Intelsat offers customers a greater business potential by providing them access to unrivaled resources with ease of business and peace of mind. Our services are utilized by an extensive customer base, including some of the world's leading media and communications companies, multinational corporations, Internet service providers and government/military organizations. Real-time, constant communication with people anywhere in the world is CLOSER, BY FAR.

CONTACT:

Dianne VanBeber

dianne.vanbeber@intelsat.com

+1 202 944 7406

INTELSAT SAFE HARBOR STATEMENT: SOME OF THE STATEMENTS IN THIS NEWS RELEASE CONSTITUTE "FORWARD-LOOKING STATEMENTS" THAT DO NOT DIRECTLY OR EXCLUSIVELY RELATE TO HISTORICAL FACTS. THE FORWARD-LOOKING STATEMENTS MADE IN THIS RELEASE REFLECT INTELSAT'S INTENTIONS, PLANS, EXPECTATIONS, ASSUMPTIONS AND BELIEFS ABOUT FUTURE EVENTS AND ARE SUBJECT TO RISKS, INCLUDING KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, MANY OF WHICH ARE OUTSIDE OF INTELSAT'S CONTROL. IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTATIONS EXPRESSED OR IMPLIED IN THE FORWARD-LOOKING STATEMENTS INCLUDE KNOWN AND UNKNOWN RISKS. KNOWN RISKS INCLUDE, BUT ARE NOT LIMITED TO THE QUALITY AND PRICE OF COMPARABLE COMMUNICATIONS SERVICES OFFERED OR TO BE OFFERED BY OTHER SATELLITE OPERATORS, AND THE PERCEPTIONS OF OUR BUSINESS, OPERATIONS AND FINANCIAL CONDITION AND THE INDUSTRY IN WHICH WE OPERATE BY THE FINANCIAL COMMUNITY AND RATINGS AGENCIES. IN CONNECTION WITH INTELSAT'S ACQUISITION OF PANAMSAT AS DESCRIBED IN THIS NEWS RELEASE, FACTORS THAT MAY CAUSE RESULTS OR DEVELOPMENTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS MADE IN THIS NEWS RELEASE INCLUDE, BUT ARE NOT LIMITED TO: OUR SUBSTANTIAL LEVEL OF INDEBTEDNESS FOLLOWING CONSUMMATION OF THE ACQUISITION; CERTAIN COVENANTS IN OUR DEBT AGREEMENTS FOLLOWING CONSUMMATION OF THE ACQUISITION; A CHANGE IN THE HEALTH OF, OR A CATASTROPHIC LOSS OF, ONE OR MORE OF, OUR SATELLITES, INCLUDING THOSE WE ARE ACQUIRING IN THE ACQUISITION; THE FAILURE TO SUCCESSFULLY INTEGRATE OR TO OBTAIN EXPECTED SYNERGIES FROM THE ACQUISITION ON THE EXPECTED TIMETABLE OR AT ALL; AND THE FAILURE TO ACHIEVE THE STRATEGIC OBJECTIVES ENVISIONED FOR THE ACQUISITION OF PANAMSAT. DETAILED INFORMATION ABOUT SOME OF THE KNOWN RISKS IS INCLUDED IN INTELSAT'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005 AND INTELSAT'S REGISTRATION STATEMENT ON FORM S-4 ON FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. BECAUSE ACTUAL RESULTS COULD DIFFER MATERIALLY FROM INTELSAT'S INTENTIONS, PLANS, EXPECTATIONS, ASSUMPTIONS AND BELIEFS ABOUT THE FUTURE, YOU ARE URGED TO VIEW ALL FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE WITH CAUTION. INTELSAT DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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